Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 8 – Commitments and Contingencies

Purchase Obligations

The Company enters into contracts in the normal course of business with contract research organizations and subcontractors to further develop its products. The contracts are cancellable, with varying provisions regarding termination. If a contract with a specific vendor were to be terminated, the Company would only be obligated for products or services that it received as of the effective date of the termination and any applicable cancellation fees. The Company had purchase obligations of approximately $110,000 and $896,000 at June 30, 2018 and December 31, 2017, respectively.

Cybersecurity Fraud

In January 2018, the Company incurred a loss of $144,200 due to fraud from a cybersecurity breach. As a result, we have implemented certain review and approval procedures internally and with our banks; our technology consultants have implemented system changes; and, we reported the fraud to our banks and the Federal Bureau of Investigation Cyber Crimes Unit. The Company does not have insurance coverage against the type of fraud that occurred, therefore, recovery of the loss is remote. While we are taking steps to prevent such an event from reoccurring, we cannot provide assurance that similar issues will not reoccur. The loss is included in general and administrative expenses in the consolidated statement of operations for the six months ended June 30, 2018.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Operating Lease Obligations

The Promet leases office space and equipment from third parties under non-cancelable operating leases. The office lease commenced on October 1, 2016 and expires September 30, 2019 with monthly rent at inception of $5,535 that escalates $1,107 annually on each October. Rent expense under the current office lease for the years ended December 31, 2017 and 2016 was $105,954 and $50,997, respectively. Rent expense for the year ended December 31, 2017 includes straight-line rent expense of $13,284 and $22,929 of common area maintenance and real estate tax reimbursements. At December 31, 2017, the accrued rent liability was $13,284, of which $3,321 was a current liability and $9,963 was a non-current liability.

The equipment lease commenced in June 2017 and expires in August 2020. Monthly rent of $586 over the 39-month lease term includes a monthly operating usage cost allowance of $125. Additional charges for excess usage, as defined in the agreement, are charged quarterly. The lessor charges monthly sales tax of 6 percent. Rent expense under the equipment lease for the years ended December 31, 2017 and 2016 was $6,626 and $5,362, respectively.

Future minimum rental payments under the leases as of December 31, 2017, are as follows:

	Office	Equipment	Total

2018	$83,025	$7,036	$90,061
2019	69,741	7,036	76,777
2020	-	4,691	4,691

Total future minimum lease payments	$152,766	$18,762	$171,528

Option and License Agreement with CoNCERT Pharmaceuticals

On October 4, 2017, Promet entered into an option and license agreement with CoNCERT Pharmaceuticals, Inc. (“CoNCERT”). The agreement provides the Company with an option to license the CoNCERT patent rights and know-how to develop and commercialize compounds (CTP-499 and each metabolite thereof) and products, as defined in the agreement. The option period ends, and the agreement terminates nine months from the date of the agreement if not exercised. Promet has the right to exercise the option during the option period; provided Promet (i) has raised gross proceeds of at least $8 million in one or more equity or other financings after the date of the agreement, and (ii) has a post-money valuation, following its then most recent equity financing, of at least $40.5 million.

Upon exercise of the option, Promet will have an exclusive, royalty-bearing right and license, including a right to sublicense, under CoNCERT intellectual property and joint intellectual property, to develop, manufacture, use and commercialize, including filing for, obtaining and maintaining regulatory approval for, products in all medical fields on a global basis. Promet shall control and be solely responsible for the commercialization of products in all medical fields on a global basis, including all costs and expenses. On March 19, 2018, we modified the Option and License Agreement with CoNCERT effective March 2018 (see Note 14), which enabled us to exercise our option to license the CoNCERT patent rights and know-how to develop and commercialize compounds (CTP-499 and each metabolite thereof) and products, as defined in the agreement.

In addition, Promet will have the right and license, including a right to sublicense, under CoNCERT intellectual property and joint intellectual property, to develop compounds and products in all medical fields on a global basis. Promet shall control and be solely responsible for the development of and regulatory activities with respect to compounds and products in all medical fields on a global basis, including all costs and expenses.

Promet shall use commercially reasonable efforts to develop and obtain regulatory approval for one product in the U.S. and at least one other major market and subject to obtaining regulatory approval in the applicable major market, commercialize one product in the U.S. and at least one other major market. Failure to comply with the diligence obligation under the license agreement may result in the termination of the license agreement by CoNCERT in accordance with the relevant terms of the agreement.

In partial consideration for the rights granted to Promet , if the option is exercised, pursuant to the terms of a customary stock purchase agreement on mutually acceptable terms based on shares issued that enabled Promet to exercise the option under the license agreement discussed above, Promet shall issue to CoNCERT, for no additional consideration, shares representing the lesser of (a) the number of shares determined by dividing $8 million by the price per share paid by other investors in the financing round that enabled Promet to exercise the option under the license agreement discussed above or (b) the number of shares rounded down to the nearest whole share equal to 19.9 percent of the issued and outstanding shares of Promet immediately following the issuance of shares to CoNCERT. Following the execution of the stock purchase agreement, CoNCERT shall also be entitled to the same right to participate in future financing rounds of Promet (and subject to the same exceptions) as applicable to any investor in the financing round that enabled Promet to exercise the option under the license agreement.

Promet will incur royalty obligations to CoNCERT on a country-by-country and product-by-product basis that commence on the date of this agreement and expire on a country-by-country and product-by-product basis on the later of (i) expiration or invalidation of the last valid claim covering such product in such country or (ii) the tenth anniversary of the date of the first commercial sale to a non-sublicensee third party of such product in such country. Promet shall pay to CoNCERT royalties, on a product-by-product basis, on worldwide net sales of products during each year as follows: (a) four percent (4%) of sales less than or equal to $100 million; (b) five percent (5%) of sales greater than $100 million and less than or equal to $500 million; (c) six percent (6%) of sales greater than $500 million and less than or equal to $1 billion; and, (d) for that portion greater than $1 billion, (i) with respect to net sales made by Promet or any of its affiliates, ten percent (10%) of net sales, and (ii) with respect to net sales made by any sub-licensee, the greater of (1) 6% of such net sales or (2) 50% of all payments received by Promet or any of its affiliates with respect to such net sales. Royalties are subject to adjustment as provided in the terms of the agreement.

CoNCERT’s Board Observer right will expire when CoNCERT’s ownership interest in Promet decreases below ten percent of the outstanding voting stock of Promet.

The term of the agreement commences on the date of the agreement and shall continue in full force and effect until the expiration of the last royalty term. On a country-by-country and product-by-product basis, upon the expiration of the royalty term in such country with respect to such product, Promet shall have a fully paid-up, perpetual, irrevocable license under the CoNCERT intellectual property and CoNCERT’s interest in the joint intellectual property with respect to such product in such country.

Purchase Obligations

The Company enters into contracts in the normal course of business with contract research organizations and subcontractors to further develop its products. The contracts are cancellable, with varying provisions regarding termination. If a contract with a specific vendor were to be terminated, the Company would only be obligated for products or services that it received as of the effective date of the termination and any applicable cancellation fees. The Company had purchase obligations of $895,740 and $0 at December 31, 2017 and 2016, respectively.